UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                February 5, 2004


                              QUALSTAR CORPORATION
             (Exact name of registrant as specified in its charter)



             California                  000-30083               95-3927330
  (State or other jurisdiction of  (Commission File Number)    (IRS Employer
           incorporation)                                    Identification No.)



       3990-B Heritage Oak Court, Simi Valley, CA               93063
        (Address of principal executive offices)              (Zip Code)

       Registrant's telephone number, including area code: (805) 583-7744



                             Exhibit Index on page 3

Item 7. Financial Statements and Exhibits.

(c)      Exhibits.

   Exhibit
   Number       Description

   99.1        Press release of Qualstar Corporation dated February 5, 2004.


Item 12.  Results of Operations and Financial Condition.

     On February 5, 2004, Qualstar Corporation issued a press release regarding results of operations for the fiscal second quarter ended December 31, 2003. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

     In accordance with General Instruction B.6 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        QUALSTAR CORPORATION



February 5, 2004                         By: /S/  Frederic T. Boyer
                                             ___________________________________
                                                  Frederic T. Boyer
                                                  Chief Financial Officer

                                  EXHIBIT INDEX

    Exhibit
    Number         Description

      99.1         Press release of Qualstar Corporation dated February 5, 2004.